EXHIBIT 10.1

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the “Amendment”) is made this 12th day of September, 2003, by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C. (each individually a “Borrower” and collectively, “Borrowers”), and PNC Bank, National Association (“PNC”), as Lead Arranger and Administrative Agent, Fleet Capital Corporation (“Fleet”), as Documentation Agent and Lenders (defined below).

BACKGROUND

A. On December 26, 2001, Borrowers, the financial institutions which are now or which hereafter become a party hereto (individually, a “Lender” and collectively, the “Lenders”), and PNC, as agent for Lenders (PNC in such capacity, the “Agent”) entered into a certain Fourth Amended and Restated Revolving Credit and Security Agreement (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

B. Borrowers and Agent modified certain definitions, terms and conditions contained in the Loan Agreement pursuant to that (i) certain First Amendment to Revolving Credit and Security Agreement dated February 4, 2002 to facilitate the execution of a Commitment Transfer Supplement by and between Lenders and Fleet Capital Corporation, (ii) certain Letter Agreement, dated as of March 21, 2002, among Borrowers, Agent and Lenders, (iii) certain Second Amendment to Revolving Credit, Term Loan and Security Agreement dated March 5, 2003 and (iv) certain Third Amendment to Revolving Credit, Term Loan and Security Agreement dated August 1, 2003.

C. The Borrowers have requested and the Agent has agreed to modify certain definitions, terms and conditions in the Loan Agreement as provided herein.

D. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Agreements.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Section VI of the Loan Agreement shall be amended by deleting Section 6.6 in its entirety and replacing it with the following:

6.6. Funded Debt to EBITDA Ratio. Cause to be maintained a Funded Debt to EBITDA Ratio for Radnor on a Consolidated Basis to be calculated at the end of each fiscal quarter based on a single quarter for the quarter ended September 30, 2003, based on two quarters for the quarter ended December 31, 2003, based on three quarters for the quarter ended March 31, 2004 and thereafter based on the most recent four fiscal quarters then ended (using an annualized calculation of EBITDA for quarters ending on or before June 30, 2004) not greater than the amounts set forth below for the periods set forth below:

Period	Funded Debt to EBITDA Ratio
September 30, 2003	6.60 to 1;
December 31, 2003	5.20 to 1;
March 31, 2004	5.50 to 1;
June 30, 2004	5.25 to 1;
September 30, 2004 and December 31, 2004	4.50 to 1;
March 31, 2005 and each
quarter through September 30, 2005	4.25 to 1; and
December 31, 2005 and each quarter thereafter	3.75 to 1.

2. Section IX of the Loan Agreement shall be amended by deleting Section 9.9 in its entirety and replacing it with the following:

9.9. Monthly Financial Statements. Furnish Agent and Lenders within thirty (30) days after the end of each month, an unaudited balance sheet of Radnor on a consolidated and consolidating basis and unaudited statements of income and stockholders’ equity and cash flow reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of each Borrower’s Chief Financial Officer or Treasurer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such event.

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3. Representations and Warranties. Each Borrower hereby:

(a) reaffirms all representations and warranties made to Agent and Lenders under the Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct as of the date hereof;

(b) reaffirms all of the covenants contained in the Agreement and covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its Articles of Incorporation and By-laws or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

4. Effectiveness Conditions. This Amendment shall be effective upon satisfaction and completion of the following conditions (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a) Agent shall have received an executed original of this Amendment; and

(b) Agent shall have received on or before the date of this Amendment all fees which are payable to Agent or to the Lenders as required by the Loan Agreement, this Amendment or any fee letter entered into by Borrowers and Agent.

5. Further Assurances and Affirmative Covenant. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

6. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

7. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

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8. Miscellaneous.

(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

(e) Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[SIGNATURES TO FOLLOW ON SEPARATE PAGES]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

WINCUP HOLDINGS, INC.

By:	/s/ R. Radcliffe Hastings

R. Radcliffe Hastings, Sr. Vice President, Treasurer

RADNOR CHEMICAL CORPORATION

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Sr. Vice President, Treasurer

STYROCHEM U.S., LTD.

By:	StyroChem GP, LLC, its General Partner
By:	Radnor Chemical Corporation, its Sole Member

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Sr. Vice President, Treasurer

RADNOR HOLDINGS CORPORATION

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Sr. Vice President, Treasurer

RADNOR DELAWARE II, INC.

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Sr. Vice President, Treasurer

STYROCHEM DELAWARE, INC .

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Sr. Vice President, Treasurer

Signature Page to Fourth Amendment to

Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement

WINCUP TEXAS, LTD. By: WinCup GP, LLC, its General Partner By: WinCup Holdings, Inc., its Sole Member

By:	/s/ R. Radcliffe Hastings

R. Radcliffe Hastings, Sr. Vice President, Treasurer

STYROCHEM GP, L.L.C. By: Radnor Chemical Corporation, its Sole Member

By:	/s/ R. Radcliffe Hastings

R. Radcliffe Hastings, Sr. Vice President, Treasurer

STYROCHEM LP, L.L.C. By: Radnor Chemical Corporation, its Sole Member

By:	/s/ R. Radcliffe Hastings

R. Radcliffe Hastings, Sr. Vice President, Treasurer

WINCUP GP, L.L.C. By: WinCup Holdings, Inc. its Sole Member

By:	/s/ R. Radcliffe Hastings

R. Radcliffe Hastings, Sr. Vice President, Treasurer

WINCUP LP, L.L.C. By: WinCup Holdings, Inc. its Sole Member

By:	/s/ R. Radcliffe Hastings

R. Radcliffe Hastings, Sr. Vice President, Treasurer

Signature Page to Fourth Amendment to

Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement

Agents:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Janeann Fehrle

Janeann Fehrle, Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lead Arranger and Administrative Agent

By:	/s/ Janeann Fehrle

Janeann Fehrle, Vice President

FLEET CAPITAL CORPORATION, as Documentation Agent

By:	/s/ Robert Anchundia
Name:	Robert Anchundia
Title:	Vice President

Lenders:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Janeann Fehrle

Janeann Fehrle, Vice President

Commitment Percentage: 33.3333%

FLEET CAPITAL CORPORATION, as Lender

By:	/s/ Robert Anchundia
Name:	Robert Anchundia
Title:	Vice President
Commitment Percentage: 27.7777%

Signature Page to Fourth Amendment to

Fourth Amendment and Restated Revolving Credit, Term Loan and Security Agreement

LASALLE BUSINESS CREDIT, LLC, as Lender

By:	/s/ Ellen T. Cook
Name:	Ellen T. Cook
Title:	Vice President
Commitment Percentage: 27.7777%

FIFTH THIRD BANK, as Lender

By:	/s/ Scott W. Unkraut
Name:	Scott W. Unkraut
Title:	Asst. Vice President
Commitment Percentage: 11.1111%

Signature Page to Fourth Amendment to

Fourth Amendment and Restated Revolving Credit, Term Loan and Security Agreement

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